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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 30, 2005
                                                      ------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                           0-20943           11-2880025
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


499 Thornall Street
Edison, New Jersey                                                08837
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (732) 590-1600
             -----------------------------------------------------
              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01.  Entry into an Amendment to a Material Agreement.

         On September 30, 2005, Intelligroup, Inc. (the "Company") and its wholly-owned subsidiary, Empower, Inc. signed the Sixth Amendment to the Loan Document and Waiver Agreement ("Sixth Amendment") with PNC Bank, National Association ("PNC"). The terms of the Sixth Amendment amend the Loan Documents as follows: (i) to prevent the Company from electing to borrow, convert to or continue a eurodollar rate loan and to provide that all advances bear an interest rate per annum equal to the base rate; (ii) to define "Change in Management" as any change in the Company's Chief Executive Officer or Chief Financial Officer, which is not acceptable to PNC; (iii) to define "Revolving Interest Rate" as interest rate per annum equal to the base rate; (iv) to define "Undrawn Availability" to include the redemption value of a specified bank account in the calculation of undrawn availability; and (v) to add an early termination fee in an amount equal to one-half of one percent (.50%) of the maximum revolving advance amount. Under the terms of the Sixth Amendment, the Company is required, among other things, to deliver draft, unaudited financial statements to PNC on or before September 30, 2005 and audited annual financial statements to PNC on or before October 15, 2005. The Company also agreed to resume timely filing of the periodic reports due to the listing exchange upon which the Company's shares are traded and to any governmental agency beginning with the filing of the Company's annual report on Form 10-K for the year ending December 31, 2005. PNC agreed to waive any events of default arising from the Company's failure to timely deliver to PNC the monthly reporting schedules, monthly financial statements, quarterly financial statements and annual financial statements and the Company's removal of Arjun Valluri from his position as Chief Executive Officer and President.

The foregoing description of the Sixth Agreement is qualified in its entirety by reference to such document. The Sixth Amendment is attached to this report as
Exhibit 10.1.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 - Sixth Amendment to the PNC Loan Agreement by and between Intelligroup, Inc., Empower, Inc. and PNC Bank and Waiver of Default.



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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTELLIGROUP, INC.

                                    By: /s/ Madhu Poomalil
                                    ----------------------
                                    Name:  Madhu Poomalil
                                    Title: Chief Financial Officer and Treasurer


Date: October 6, 2005




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